UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-10379
PIMCO California Municipal Income Fund
(Exact name of registrant as specified in charter)
1345 Avenue of the Americas, New York, NY 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna
1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: April 30, 2009
Date of reporting period: October 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-7
Schedules of Investments	8-24
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28-29
Notes to Financial Statements	30-37
Financial Highlights	38-40
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	41-43
Board of Trustees Information/Subsequent Events/Proxy Voting Policies & Procedures	44

PIMCO Municipal Income Funds Letter to Shareholders
December 15, 2008
Dear Shareholder:

We are pleased to provide you with the semi-annual report for PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (the “Funds”) for the six-month period ended October 31, 2008.

The U.S. bond market delivered negative returns during the period as economic growth moderated and investors backed away from investment and credit risk. In the rush to perceived safety, investors bid up the prices of U.S. Treasury securities, causing yields to fall. This added to the spreads in yields between Treasuries and other debt securities, pushing spreads to record-high levels for some bond classes. Total returns for broad municipal bond indexes declined during the period. The Federal Reserve (the “Fed”) reduced the Federal Funds rate twice during the reporting period in response to economic slowing and a destabilizing lack of liquidity caused by a general de-leveraging of the financial system. The moves lowered the key target rate on loans between member banks from 2% to 1%.

In the coming weeks or months, we would expect the de-leveraging of the private sector to meet its counterpart in the leveraging of the federal government as it seeks to inject more than a trillion dollars of liquidity into the nation’s financial system. This initiative holds potential to restore stability and some relative safety to debt securities outside of the shortest-term government issues.

For specific information on the Funds and their performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 1

PIMCO Municipal Income Fund Insights
October 31, 2008 (unaudited)

•	For the six-month reporting period ended October 31, 2008, PIMCO Municipal Income Fund had a net asset value (“NAV”) return of (19.83)% and a market price return of (26.43)%, compared with (16.98)% and (22.52)%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	Municipal bond yields increased across the curve in all but the one-year portion of the curve during the six-month period ended October 31, 2008.

•	Duration hedging strategies affected performance negatively during the period. Thirty-year Treasury and London Interbank Offered Rate (“LIBOR”) swaps rallied while municipal rates increased.

•	Municipal to Treasury yield ratios moved higher during the period reaching all time high levels in September and continuing higher in October. The 10-year ratio increased to 108.67% and 30-year ratio increased to 123.76%.

•	Exposure to healthcare related munis was negative for performance as this sector underperformed during the six-month period.

•	Tobacco securitization sector holdings detracted from performance as muni investors focused on very high quality short-term munis and avoided lower rated sectors.

•	Exposure to zero coupon municipals was negative for performance as their longer durations caused underperformance as rates moved higher during the period. The Barclays Capital Zero Coupon Index returned (13.54)% for the six-month period.

•	Long Municipals underperformed Long Treasuries and the taxable debt sector during the six-month period as investors moved into Treasuries due to continued uncertainty in the markets. The Barclays Capital Long Municipal Bond Index returned (12.57)% while the Long Government/Credit and the Long Barclays Capital Treasury Indices returned (11.64)% and (0.85)%, respectively.

•	Municipal bond issuance remains at increased levels, although September and October saw a substantial decrease from the same months a year prior as issuers remained on hold due to market dislocation. Although issuance has been stalled somewhat, municipalities will need to access the debt markets to obtain funding for projects and various cash flow needs in the near term. During the six-month period, issuance totaled in excess of $205 billion.

•	PIMCO Municipal Income was generally positioned with a significant portion of its exposure in longer dated maturities due to the attractiveness of that portion of the curve. This hindered performance as the muni curve steepened during this period with longer rates increasing. The 15-, 20-, and 30-year maturity AAA General Obligation yields increased 67, 62, and 75 basis points, respectively while the two-year yield increased by only 10 basis points.

2 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Fund Performance & Statistics
October 31, 2008 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

Six Months	(26.43)%	(19.83)%

1 Year	(22.96)%	(23.32)%

5 Year	3.35%	0.33%

Commencement of Operations (6/29/01) to 10/31/08	3.22%	1.90%

Common Share Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 10/31/08

Market Price/NAV:

Market Price	$11.70

NAV	$9.99

Premium to NAV	17.12%

Market Price Yield(2)	8.07%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at October 31, 2008.

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 3

PIMCO California Municipal Income Fund Insights
October 31, 2008 (unaudited)

•	For the six-month reporting period ended October 31, 2008, PIMCO California Municipal Income Fund had a net asset value (“NAV”) return of (16.79)% and a market price return of (26.78)%, compared with (15.39)% and (20.05)%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	Municipal bond yields increased across the curve in all but the one-year portion of the curve during the six-month period ended October 31, 2008.

•	Duration hedging strategies affected performance negatively during the period. Thirty-year Treasury and London Interbank Offered Rate (“LIBOR”) swaps rallied while municipal rates increased.

•	Municipal to Treasury yield ratios moved higher during the period reaching all time high levels in September and continuing higher in October. The 10-year ratio increased to 108.67% and 30-year ratio increased to 123.76%.

•	Exposure to healthcare related munis was negative for performance as this sector underperformed during the six-month period.

•	Tobacco securitization sector holdings detracted from performance as muni investors focused on very high quality short-term munis and avoided lower rated sectors.

•	Exposure to zero coupon municipals was negative for performance as their longer durations caused underperformance as rates moved higher during the period. The Barclays Capital Zero Coupon Index returned (13.54)% for the six-month period.

•	Municipal bonds within California underperformed the Barclays Capital Municipal Bond Index (national index) returning (5.34)% versus (4.70)% for the national index during the period. Year-to-date, California continues to lead all other states in new issue volume. The state’s issuance decreased 17.8% from the same period last year to $50 billion.

•	PIMCO California Municipal Income was generally positioned with a significant portion of its exposure in longer dated maturities due to the attractiveness of that portion of the curve. This hindered performance as long muni rates increased during this period. The shape of the California State AAA insured municipal yield curve steepened during the reporting period. Five-year maturity yields increased 54 basis points, 10-year yields increased 76 basis points, and 30-year yields increased 98 basis points.

•	Long municipals underperformed long Treasuries and the taxable debt sector during the six-month period as investors moved into Treasuries due to continued uncertainty in the markets. The Barclays Capital Long Municipal Bond Index returned (12.57)% while the Long Government/Credit and the Long Barclays Capital Treasury Indices returned (11.64)% and (0.85)%, respectively.

•	Municipal bond issuance remains at increased levels, although September and October saw a substantial decrease from the same months a year prior as issuers remained on hold due to market dislocation. Although issuance has been stalled somewhat, municipalities will need to access the debt markets to obtain funding for projects and various cash flow needs in the near term. During the six-month period, issuance totaled in excess of $205 billion.

4 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO California Municipal Income Fund Performance & Statistics
October 31, 2008 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

Six Months	(26.78)%	(16.79)%

1 Year	(26.18)%	(18.54)%

5 Year	2.82%	2.04%

Commencement of Operations (6/29/01) to 10/31/08	2.34%	2.75%

Common Share Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 10/31/08

Market Price/NAV:

Market Price	$11.21

NAV	$10.94

Premium to NAV	2.47%

Market Price Yield(2)	7.93%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at October 31, 2008.

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 5

PIMCO New York Municipal Income Fund Insights
October 31, 2008 (unaudited)

•	For the six-month reporting period ended October 31, 2008, PIMCO New York Municipal Income Fund had a net asset value return (“NAV”) of (20.13)% and a market price return of (19.88)%, compared with (14.95)% and (18.34)%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	Municipal bond yields increased across the curve in all but the one-year portion of the curve during the six-month period ended October 31, 2008.

•	Duration hedging strategies affected performance negatively during the period. Thirty-year Treasury and London Interbank Offered Rate (“LIBOR”) swaps rallied while municipal rates increased.

•	Municipal to Treasury yield ratios moved higher during the six-month period reaching all time high levels in September and continuing higher in October. The 10-year ratio increased to 108.67% and 30-year ratio increased to 123.76%.

•	Exposure to healthcare related munis was negative for performance as this sector underperformed during the period.

•	Tobacco securitization sector holdings detracted from performance as muni investors focused on very high quality short-term munis and avoided lower rated sectors.

•	Exposure to zero coupon municipals was negative for performance as their longer durations caused underperformance as rates moved higher during the period. The Barclays Capital Zero Coupon Index returned (13.54)% for the six-month period.

•	Municipal bonds within New York outperformed the Barclays Capital Municipal Bond Index (national index) returning (4.08)% versus (4.70)% for the national index during the period. Year-to-date, New York State issuance aggregated $35.4 billion in bonds, 39.6% higher than the same period last year. New York ranks third among all states in terms of issuance.

•	PIMCO New York Municipal Income was generally positioned with a significant portion of its exposure in longer dated maturities due to the attractiveness of that portion of the curve. This hindered performance as long muni rates increased during this period. The shape of the New York Insured AAA municipal yield curve steepened during the reporting period. Five-year maturity AAA credits increased 45 basis points, 10-year maturities increased 65 basis points, and 30-year maturities increased by 81 basis points.

•	Long municipals underperformed long Treasuries and the taxable debt sector during the period as investors moved into Treasuries due to continued uncertainty in the markets. The Barclays Capital Long Municipal Bond Index returned (12.57)% while the Long Government/Credit and the Long Barclays Capital Treasury Indices returned (11.64)% and (0.85)%, respectively.

•	Municipal bond issuance remains at increased levels, although September and October saw a substantial decrease from the same months a year prior as issuers remained on hold due to market dislocation. Although issuance has been stalled somewhat, municipalities will need to access the debt markets to obtain funding for projects and various cash flow needs in the near term. During the six-month period, issuance totaled in excess of $205 billion.

6 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO New York Municipal Income Fund Performance & Statistics
October 31, 2008 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

Six Months	(19.88)%	(20.13)%

1 Year	(16.84)%	(21.21)%

5 Year	0.29%	(0.18)%

Commencement of Operations (6/29/01) to 10/31/08	0.81%	1.06%

Common Share Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 10/31/08

Market Price/NAV:

Market Price	$10.16

NAV	$9.86

Premium to NAV	3.04%

Market Price Yield(2)	6.60%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at October 31, 2008.

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 7

PIMCO Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

MUNICIPAL BONDS & NOTES 95.3%
	Alabama–2.9%
$2,500	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev., 5.875%, 11/15/24, Ser. A	Baa1/NR	$2,100,100
8,000	Huntsville Health Care Auth. Rev., 5.75%, 6/1/31, Ser. A, (Pre-refunded @ $101, 6/1/11) (c)	A2/NR	8,594,000
	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev.,
250	5.50%, 1/1/28	NR/NR	175,650
885	5.50%, 1/1/43	NR/NR	564,072
1,350	Montgomery Medical Clinic Board, Jackson Hospital & Clinic Rev., 5.25%, 3/1/31	Baa2/BBB−	973,998
1,400	Tuscaloosa Educational Building Auth. Rev., Stillman College, 5.00%, 6/1/26	NR/BBB−	1,014,538

			13,422,358

	Alaska–1.8%
900	Industrial Dev. & Export Auth. Boys & Girls Home Rev., 6.00%, 12/1/36	NR/NR	645,480
	Northern Tobacco Securitization Corp. Rev.,
2,400	5.00%, 6/1/46, Ser. A	Baa3/NR	1,334,256
6,000	5.50%, 6/1/29, (Pre-refunded @ $100, 6/1/11) (c)	Aaa/AAA	6,368,520

			8,348,256

	Arizona–2.6%
5,000	Apache Cnty. Industrial Dev. Auth. Pollution Control Rev., Tucson Electric Power Co., 5.875%, 3/1/33	Baa3/BB+	3,584,200
2,750	Health Facs. Auth. Rev., Beatitudes Project, 5.20%, 10/1/37	NR/NR	1,739,815
4,150	Pima Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power, 6.375%, 9/1/29, Ser. A	Baa3/BB+	3,251,691
1,260	Tuscon Day School, 5.00%, 6/1/37	NR/BBB−	832,595
4,200	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	Aa3/AA−	2,575,566

			11,983,867

	Arkansas–0.4%
8,500	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/36 (AMBAC)	Aa3/NR	1,588,735
500	Little Rock Municipal Property Owners Multipurpose Improvement Dist., Special Tax, 5.25%, 3/1/23, Ser. A	NR/NR	403,330

			1,992,065

	California–5.7%
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1
6,000	5.00%, 6/1/33	Baa3/BBB	3,805,680
10,000	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (c)	NR/AAA	11,218,200
	State, GO,
300	5.00%, 6/1/37	A1/A+	261,453
11,500	5.00%, 11/1/37 (j)	A1/A+	10,211,770

8 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	California (continued)
$1,000	Statewide Community Dev. Auth. Rev., Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	A2/A	$889,050

			26,386,153

	Colorado–2.6%
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	NR/NR	353,320
1,000	Denver Health & Hospital Auth. Healthcare Rev., 6.00%, 12/1/23, Ser. A, (Pre-refunded @ $100, 12/1/11) (c)	NR/NR	1,088,930
12,400	Health Facs. Auth. Rev., Liberty Heights, zero coupon, 7/15/24	Aaa/AAA	5,283,764
4,940	Northwest Parkway Public Highway Auth. Rev., 7.125%, 6/15/41, Ser. D, (Pre-refunded @ $102, 6/15/11) (c)	NR/NR	5,163,782

			11,889,796

	Connecticut–0.2%
1,000	State Dev. Auth. Pollution Control Rev., 5.85%, 9/1/28	Baa1/BBB−	841,200

	District of Columbia–0.9%
4,600	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	Baa3/BBB	4,053,106

	Florida–0.8%
905	Beacon Lakes Community Dev. Dist., Special Assessment, 6.00%, 5/1/38, Ser. A	NR/NR	643,319
940	Dev. Finance Corp. Rev., Learning Gate Community School, 6.00%, 2/15/37	NR/BBB−	712,830
1,750	Highlands Cnty. Health Facs. Auth. Rev., Adventist/Sunbelt Health System, 6.00%, 11/15/31, Ser. A, (Pre-refunded @ $101, 11/15/11) (c)	NR/NR	1,906,205
500	Lee Cnty. Industrial Dev. Auth. Rev., 5.375%, 6/15/37, Ser. A	NR/BB	324,100

			3,586,454

	Georgia–0.3%
2,300	Medical Center Hospital Auth. Rev., 5.25%, 7/1/37	NR/NR	1,499,531

	Illinois–9.6%
2,935	Chicago, GO, 5.375%, 1/1/34, Ser. A (FGIC)	Aaa/AA−	2,767,030
10,115	Chicago Board of Education School Reform, GO, zero coupon, 12/1/31, Ser. A (MBIA-FGIC)	A1/AA	2,241,181
10,000	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A	Aaa/AAA	8,711,100
	Educational Facs. Auth. Rev., Univ. of Chicago,
190	5.25%, 7/1/41	Aa1/AA	178,446
80	5.25%, 7/1/41, (Pre-refunded @ $101, 7/1/11) (c)	Aa1/AA	85,722
	Finance Auth. Rev. (c), Adventist Health System, (Pre-refunded @ $101, 11/15/09),
5,000	5.50%, 11/15/29	NR/NR	5,247,150
1,260	5.65%, 11/15/24	NR/NR	1,324,197
1,000	Fairview, 6.25%, 8/15/35, Ser. A	NR/NR	742,150
3,800	Monarch Landing, Inc., 7.00%, 12/1/37, Ser. A	NR/NR	2,998,162

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 9

PIMCO Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Illinois (continued)
$3,000	Health Facs. Auth. Rev., Decatur Memorial Hospital, 5.75%, 10/1/24	A2/A	$2,633,970
	Hillside, Tax Allocation, Mannheim Redev. Project,
1,770	6.55%, 1/1/20	NR/NR	1,583,867
1,140	7.00%, 1/1/28	NR/NR	965,306
	Lake Cnty. Community High School Dist., GO, Ser. B (MBIA-FGIC),
5,000	zero coupon, 2/1/19	NR/AA	2,865,950
5,000	zero coupon, 2/1/20	NR/AA	2,661,450
5,690	zero coupon, 2/1/22	NR/AA	2,635,096
5,345	Regional Transportation Auth. Rev., 5.50%, 6/1/23, Ser. B (MBIA-FGIC)	Aa2/AA+	5,425,175
1,495	Univ. Rev., 5.25%, 4/1/32, (FGIC)	Aa3/AA−	1,436,546

			44,502,498

	Indiana–0.7%
500	Anderson Rev., 5.00%, 10/1/32	NR/NR	326,630
4,000	Health & Educational Facs. Financing Auth. Rev., Community Foundation of Northwest Indiana, 5.50%, 3/1/37	NR/BBB	3,016,800

			3,343,430

	Iowa–1.7%
	Edgewater LLC,
3,500	6.75%, 11/15/37	NR/NR	2,692,830
1,500	6.75%, 11/15/42	NR/NR	1,137,480
4,890	Finance Auth. Rev., Deerfield Retirement Community, Inc., 5.50%, 11/15/37	NR/NR	2,856,885
2,000	Wedum Walnut Ridge LLC, 5.625%, 12/1/45, Ser. A	NR/NR	1,300,440

			7,987,635

	Kansas–4.4%
1,000	Lenexa, City Center East Tax Allocation, 6.00%, 4/1/27	NR/NR	806,460
500	Lenexa Rev., 5.50%, 5/15/39	NR/BBB−	316,655
650	Manhattan Rev., 5.125%, 5/15/42	NR/NR	392,750
	Wichita Hospital Rev.,
5,000	5.625%, 11/15/31, Ser. III	NR/A+	4,347,550
14,370	6.25%, 11/15/24, Ser. XI	NR/A+	14,594,603

			20,458,018

	Kentucky–0.2%
810	Economic Dev. Finance Auth. Rev., St. Luke’s Hospital, 6.00%, 10/1/19, Ser. B	A3/A	811,191

10 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Louisiana–5.1%
$4,300	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev., 6.55%, 9/1/25 (ACA)	NR/NR	$3,569,387
27,895	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. B	Baa3/BBB	20,214,670

			23,784,057

	Maryland–0.2%
1,150	Baltimore Water Project Rev., 5.125%, 7/1/42, Ser. A (MBIA-FGIC)	A1/AA	1,043,464

	Massachusetts–0.1%
550	Dev. Finance Agcy. Rev., Linden Ponds, 5.75%, 11/15/35, Ser. A	NR/NR	360,712

	Michigan–2.3%
1,000	Detroit, GO, 5.375%, 4/1/17, Ser. A-1 (MBIA)	A2/AA	994,940
775	East Lansing Economic Corp., Burcham Hills Rev., 5.25%, 7/1/37	NR/NR	490,435
4,550	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	2,620,664
775	Public Educational Facs. Auth. Rev., 5.00%, 9/1/22	NR/BBB−	604,345
50	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 5.25%, 11/15/35, Ser. M (MBIA)	A1/AA	45,950
460	Star International Academy, CP, 6.125%, 3/1/37	NR/BB+	340,119
4,000	State Hospital Finance Auth. Rev., Detroit Medical Center, 6.25%, 8/15/13	Ba3/BB−	3,840,320
2,000	Strategic Fund Ltd. Obligation Rev., Detroit Edison Pollution Control Co., 5.45%, 9/1/29	A3/A−	1,619,880

			10,556,653

	Minnesota–0.4%
95	Agricultural & Economic Dev. Board Rev., Health Care System, 6.375%, 11/15/29	A2/A	94,400
	North Oaks Presbyterian Homes Rev.,
1,070	6.00%, 10/1/33	NR/NR	816,142
620	6.125%, 10/1/39	NR/NR	469,538
100	Rochester Healthcare Housing Rev., 5.30%, 4/1/37, Ser. A	NR/NR	68,883
500	Washington Cnty. Housing & Redev. Auth. Rev., 5.625%, 6/1/37, Ser. A	NR/NR	342,985

			1,791,948

	Missouri–0.3%
750	Branson Regional Airport Transportation Dev. Dist. Rev., 6.00%, 7/1/37, Ser. A	NR/NR	507,750
1,000	Joplin Industrial Dev. Auth. Rev., 5.75%, 5/15/26, Ser. F	NR/NR	705,830

			1,213,580

	Nevada–2.3%
12,185	Washoe Cnty., GO, 5.00%, 1/1/35 (MBIA) (j)	Aaa/AAA	10,996,962

	New Hampshire–0.6%
3,000	Business Finance Auth. Pollution Control Rev., Conn. Light & Power Co., 5.85%, 12/1/22	Baa1/BBB−	2,698,050

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 11

PIMCO Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	New Jersey–4.8%
	Economic Dev. Auth. Rev., Arbor Glen,
$2,510	5.875%, 5/15/16	NR/NR	$2,344,089
450	5.875%, 5/15/16, Ser. A, (Pre-refunded @ $102, 5/15/09) (c)	NR/NR	468,990
16,550	Kapkowski Road Landfill, Special Assessment, 5.75%, 4/1/31	Baa3/NR	13,498,180
1,000	Health Care Facs. Financing Auth. Rev., Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB-	735,310
9,100	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1A	Baa3/BBB	4,864,769

			21,911,338

	New Mexico–0.4%
2,500	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa3/BB+	1,979,350

	New York–4.1%
4,200	Nassau Cnty. Industrial Dev. Agcy. Rev.,
	Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	3,354,078
	New York City Municipal Water Finance Auth. Rev., (j),
13,000	5.00%, 6/15/26, Ser. 3245	Aa2/AAA	12,687,090
670	5.00%, 6/15/37, Ser. 3240	Aa2/AAA	587,912
2,875	Westchester Cnty. Healthcare Corp. Rev., 5.875%, 11/1/25, Ser. A	Baa3/BBB−	2,418,220

			19,047,300

	North Carolina–0.3%
570	Capital Facs. Finance Agcy., Duke Univ. Rev., 5.125%, 10/1/41, Ser. A	Aa1/AA+	538,450
1,500	Medical Care Commission Rev., Village at Brookwood, 5.25%, 1/1/32	NR/NR	995,385

			1,533,835

	North Dakota–0.9%
5,400	Stark Cnty. Healthcare Rev., Benedictine Living Communities, 6.75%, 1/1/33	NR/NR	4,175,658

	Ohio–2.6%
11,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BBB	6,993,360
	Lorain Cnty. Hospital Rev., Catholic Healthcare,
2,500	5.625%, 10/1/17	A1/AA−	2,535,625
2,565	5.75%, 10/1/18	A1/AA−	2,621,917

			12,150,902

	Pennsylvania–7.6%
	Allegheny Cnty. Hospital Dev. Auth. Rev.,
8,600	5.375%, 11/15/40, Ser. A	Ba3/BB	5,372,592
5,780	9.25%, 11/15/30, Ser. B, (Pre-refunded @ $102, 11/15/10) (c)	Ba3/AAA	6,565,907

12 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Pennsylvania (continued)
$1,000	Allegheny Cnty. Industrial Dev. Auth. Rev., 5.60%, 9/1/30	Baa1/BBB+	$811,000
500	Cumberland Cnty. Auth., Retirement Community Rev., Messiah Village, 5.625%, 7/1/28, Ser. A	NR/BBB−	385,710
2,575	Delaware Cnty. Auth. College Rev., Neumann College, 5.80%, 10/1/17	NR/BBB	2,625,058
2,000	Harrisburg Auth. Rev., 6.00%, 9/1/36	NR/NR	1,520,500
6,200	Higher Educational Facs. Auth. Rev., Ser. A	Aa3/AA−	5,907,546
	6.00%, 1/15/31
	Lancaster Cnty. Hospital Auth. Rev., Ser. A,
750	6.25%, 7/1/26	NR/NR	592,432
85	6.375%, 7/1/30	NR/NR	65,865
1,000	LaSalle Univ., 5.00%, 5/1/37	NR/BBB	710,260
7,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (FSA)	Aaa/AAA	6,492,150
4,700	Philadelphia Hospitals & Higher Education Facs. Auth. Hospital Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	3,890,566

			34,939,586

	Puerto Rico–0.6%
135	Commonwealth of Puerto Rico, GO, 5.00%, 7/1/35	Baa3/BBB−	107,916
	Sales Tax Financing Corp. Rev., Ser. A,
32,550	zero coupon, 8/1/54 (AMBAC)	Aa3/AA	1,374,587
29,200	zero coupon, 8/1/56	A1/A+	1,002,144

			2,484,647

	Rhode Island–3.7%
23,800	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	17,083,878

	South Carolina–5.3%
	Greenwood Cnty. Hospital Rev., Self Memorial Hospital,
3,500	5.50%, 10/1/21	A2/A	3,290,105
2,000	5.50%, 10/1/26	A2/A	1,781,660
3,000	Jobs Economic Dev. Auth. Rev.,
	Georgetown Memorial Hospital, 5.375%, 2/1/30 (Radian)	NR/BBB+	2,598,660
450	Lutheran Homes, 5.50%, 5/1/28	NR/NR	323,870
15,600	Tobacco Settlement Rev. Management Auth. Rev., 6.375%, 5/15/30, Ser. B	Baa3/BBB	16,437,408

			24,431,703

	Tennessee–2.6%
940	Memphis Health Educational & Housing Fac. Rev.,
	Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)(b)(e)	NR/NR	472,350
	State Energy Acquisition Corp. Rev.,
370	5.00%, 2/1/21, Ser. C	A2/AA−	271,595

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 13

PIMCO Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Tennessee (continued)
$6,460	5.25%, 9/1/17, Ser. A	Aa3/AA−	$5,235,701
5,000	5.25%, 9/1/24, Ser. A	Aa3/AA−	3,556,650
3,500	Sumner Cnty. Health Educational & Housing Facs. Board Rev., 5.50%, 11/1/37	NR/NR	2,488,920

			12,025,216

	Texas–9.4%
4,000	Austin Rev., 5.25%, 5/15/31, Ser. A & B, (Partially pre-refunded @ $100, 5/15/11) (FSA) (c)	Aaa/AAA	4,002,720
2,935	Bell Cnty. Health Fac. Dev. Corp. Rev., 5.25%, 11/15/19, (Pre-refunded @ $101, 11/15/08) (c)	NR/AAA	2,966,610
10,000	Coppell Independent School Dist., GO, zero coupon, 8/15/29 (PSF-GTD)	Aaa/AAA	2,892,600
20	Duncanville Independent School Dist., GO, 5.25%, 2/15/32, Ser. B (PSF-GTD)	Aaa/AAA	19,786
975	Harris Cnty. Health Facs. Dev. Corp. Rev. (c), Christus Health, 5.375%, 7/1/29, Ser. A, (Pre-refunded @ $101, 7/1/09) (MBIA)	A1/AA	1,008,530
7,000	Memorial Hermann Healthcare, 6.375%, 6/1/29, (Pre-refunded @ $101, 6/1/11)	A2/A	7,672,700
285	Mansfield Independent School Dist., GO, 5.25%, 2/15/23, (PSF-GTD)	Aaa/AAA	288,081
	North Harris Cnty. Regional Water Auth. Rev.,
4,200	5.25%, 12/15/33	A3/A+	3,720,486
4,200	5.50%, 12/15/38	A3/A+	3,745,644
6,050	North Texas Tollway Auth. Rev., 5.625%, 1/1/33, Ser. A	A2/A−	5,514,273
6,500	State Municipal Gas Acquisition & Supply Corp. I Rev., 5.25%, 12/15/23, Ser. A	A2/A	4,742,270
400	State Public Finance Auth. Rev., 5.875%, 12/1/36, Ser. A	Baa3/BBB−	303,688
19,990	State Turnpike Auth. Central Turnpike System Rev., zero coupon, 8/15/25, Ser. A (AMBAC)	Aa3/AA	6,657,869

			43,535,257

	Utah–1.7%
7,000	Salt Lake Cnty. Hospital Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	Aa3/AA+	7,281,540
250	State Charter School Finance Auth. Rev., 6.75%, 8/15/28, Ser. A	NR/NR	212,618
600	Utah Cnty. Lincoln Academy Charter School Rev., GO, 5.875%, 6/15/37, Ser. A (a)(d)	NR/NR	446,886

			7,941,044

	Virginia–0.3%
2,000	Peninsula Town Center Community Dev. Auth. Rev., 6.45%, 9/1/37	NR/NR	1,542,140

14 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Washington–0.9%
$2,000	Health Care Facs. Auth. Rev., Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	Baa2/BBB	$1,498,540
	State Housing Finance Commission Rev., Skyline at First Hill, Ser. A,
275	5.25%, 1/1/17	NR/NR	228,124
3,600	5.625%, 1/1/38	NR/NR	2,427,876

			4,154,540

	Wisconsin–4.0%
	Badger Tobacco Asset Securitization Corp. Rev.,
5,000	5.75%, 6/1/12	Baa3/BBB	5,047,850
9,785	6.00%, 6/1/17	Baa3/BBB	9,529,220
	Health & Educational Facs. Auth. Rev.,
2,250	Divine Savior Heathcare Rev., 5.00%, 5/1/32	NR/BBB	1,594,778
2,230	Kenosha Hospital & Medical Center, 5.625%, 5/15/29	NR/A	1,880,158
550	Milwaukee Redev. Auth. Rev., 5.65%, 8/1/37, Ser. A	NR/NR	393,563

			18,445,569

	Total Municipal Bonds & Notes (cost–$502,866,919)		440,932,947

VARIABLE RATE NOTES (a)(d)(g)–3.4%
	Hawaii–0.7%
3,468	Honolulu City & Cnty. Wastewater System Rev., First Board Resolution, 3.77%, 7/1/23, Ser. 400 (FGIC) (f)	A1/NR	3,262,085

	Illinois–1.4%
7,252	Cook Cnty., GO, 6.77%, 11/15/28, Ser. 458 (FGIC) (f)	Aa2/NR	6,701,890

	New York–1.3%
8,160	New York City Municipal Water Finance Auth., Water & Sewer System Rev., 8.632%, 6/15/39	Aa2/NR	6,020,122

	Total Variable Rate Notes (cost–$18,801,831)		15,984,097

U.S. Treasury Bills (i)–1.3%
5,900	0.10%-0.84%, 11/28/08-12/26/08 (cost–$5,896,474)		5,896,474

	Total Investments (cost–$527,565,224)–100.0%		$462,813,518

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 15

PIMCO California Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

CALIFORNIA MUNICIPAL BONDS & NOTES–90.5%
$1,385	Alvord Unified School Dist., GO, 5.375%, 8/1/29, Ser. C (FSA)	Aaa/NR	$1,405,650
	Assoc. of Bay Area Gov’t Finance Auth. Rev.,
1,000	Channing House Rev., CP, 5.375%, 2/15/19	NR/BBB	899,150
1,000	Poway Housing, 5.375%, 11/15/25 (CA Mtg. Ins.)	NR/A+	969,090
2,250	Capistrano Unified School Dist., Special Tax, 5.75%, 9/1/29, (Pre-refunded @ $102, 9/1/09) (c)	NR/NR	2,374,177
5,250	Central JT Powers Health Financing Auth. Rev., CP, 5.75%, 2/1/31, (Pre-refunded @ $101, 2/1/11) (c)	Baa2/AAA	5,668,688
	Contra Costa Cnty. Public Financing Auth., Tax Allocation,
2,150	5.125%, 8/1/19	NR/BBB	2,054,690
350	5.85%, 8/1/33	NR/NR	326,522
4,650	5.85%, 8/1/33, (Pre-refunded @ $100, 8/1/13) (c)	NR/BBB	5,135,925
1,250	CSUCI Financing Auth. Rev., 5.00%, 9/1/31, Ser. A, (Pre-refunded @ $100, 9/1/11) (MBIA) (c)	A2/AA	1,331,088
3,635	Cucamonga Cnty. Water Dist. Rev., CP, 5.125%, 9/1/35 (MBIA-FGIC)	NR/AA	3,201,926
	East Side Union High School Dist., Santa Clara Cnty., GO, Ser. E (XLCA),
1,985	zero coupon, 8/1/21	NR/A+	829,373
1,490	zero coupon, 8/1/22	NR/A+	578,701
	El Monte, CP (AMBAC),
10,790	4.75%, 6/1/30	Aa3/AA	9,122,945
14,425	5.25%, 1/1/34	Aa3/AA	14,167,081
	Foothill Eastern Corridor Agcy. Toll Road Rev.,
5,000	zero coupon, 1/15/33	Baa3/BBB-	718,750
5,000	zero coupon, 1/15/34	Baa3/BBB-	661,750
	Fremont Community Dist., Special Tax,
165	6.00%, 9/1/18	NR/NR	152,242
505	6.00%, 9/1/19	NR/NR	451,950
3,500	6.30%, 9/1/31	NR/NR	2,871,470
	Golden State Tobacco Securitization Corp. Rev.,
5,000	zero coupon, 6/1/37, Ser. A-2	Baa3/BBB	2,097,450
9,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	5,708,520
6,000	5.00%, 6/1/35, Ser. A (FGIC) (j)	A2/A	4,932,200
2,000	5.00%, 6/1/38, Ser. A (FGIC) (j)	A2/A	1,473,320
16,330	6.25%, 6/1/33, Ser. A-1	Aaa/AAA	17,445,339
10,155	6.75%, 6/1/39, Ser. A-1, (Pre-refunded @ $100, 6/1/13) (c)	NR/AAA	11,392,082
540	7.875%, 6/1/42, Ser. A-3, (Pre-refunded @ $100, 6/1/13) (c)	Aaa/AAA	631,044
	Health Facs. Finance Auth. Rev.,
1,980	5.00%, 7/1/18	A2/A	1,816,630
5,315	5.125%, 7/1/18	NR/BBB+	4,422,718
3,000	5.25%, 10/1/14, Ser. B	NR/AAA	3,047,910
4,565	Adventist Health System, 5.00%, 3/1/33	NR/A	3,448,447

16 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO California Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

$875	Catholic Healthcare West, 5.00%, 7/1/28	A2/A	$690,699
6,250	Infrastructure & Economic Dev. Bank Rev., Bay Area Toll Bridges, 5.00%, 7/1/36, (Pre-refunded @ $100, 1/1/28) (AMBAC) (c)	Aaa/AAA	6,318,938
	La Quinta Redev. Agcy., Tax Allocation (AMBAC),
3,000	5.00%, 9/1/21	Aa3/AA	2,765,550
10,000	5.10%, 9/1/31	Aa3/AA	8,561,700
1,000	5.125%, 9/1/32	Aa3/AA	852,810
1,495	Lincoln Public Financing Auth. Rev., Twelve Bridges Ltd., 6.125%, 9/2/27	NR/NR	1,274,577
	Los Angeles Community Redev. Agcy., Tax Allocation,
520	5.875%, 9/1/26	NR/NR	415,017
325	6.00%, 9/1/31	NR/NR	256,279
5,000	Los Angeles Department of Water & Power Rev., 4.75%, 7/1/30, Ser. A-2 (FSA) (j)	Aaa/AAA	4,242,950
5,820	Montclair Redev. Agcy., Tax Allocation, 5.30%, 10/1/30 (MBIA)	A2/AA	5,679,738
2,900	Municipal Finance Auth. Rev., Biola Univ., 5.875%, 10/1/34	Baa1/NR	2,133,820
195	Murrieta Valley Unified School Dist., Special Tax, 6.30%, 9/1/18, (Pre-refunded @ $102, 9/1/09) (c)	NR/NR	206,636
1,080	Palm Springs Community Redev. Agcy., Tax Allocation, 5.50%, 8/1/21	NR/A	1,097,377
1,690	Rancho Etiwanda Public Facs., Special Tax, 6.375%, 9/1/24, (Pre-refunded @ $102, 3/1/10) (c)	NR/NR	1,818,170
	Rancho Mirage Redev. Agcy., Tax Allocation,
1,190	5.50%, 4/1/24	Baa1/A	1,177,755
1,580	5.625%, 4/1/33	Baa1/A	1,524,068
	Riverside, Improvement Board Act 1915, Special Assessment,
500	6.15%, 9/2/19	NR/NR	465,520
1,350	6.375%, 9/2/26	NR/NR	1,215,783
8,305	Riverside Cnty., CP, 5.125%, 11/1/30 (MBIA)	A2/AA	7,720,411
575	Roseville, Woodcreek Community Facs. Dist., Special Tax, 6.375%, 9/1/27, (Pre-refunded @ $102, 9/1/10) (c)	NR/NR	620,241
	Sacramento, Special Tax,
2,945	5.70%, 9/1/23	NR/NR	2,503,721
655	6.10%, 9/1/21	NR/NR	575,810
1,240	6.15%, 9/1/26	NR/NR	1,048,321
2,000	Sacramento Health Fac. Rev., 5.30%, 1/1/24, Ser. A (CA Mtg. Ins.)	NR/A+	2,014,600
545	San Diego Cnty., CP, 5.25%, 10/1/28	A2/NR	512,295
	San Diego Cnty. Water Auth. Rev., CP, Ser. A,
1,000	5.00%, 5/1/32 (MBIA)	Aa3/AA+	925,820
6,250	5.00%, 5/1/38 (FSA)	Aaa/AAA	5,619,125

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 17

PIMCO California Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	San Francisco Bay Area Transit Financing Auth. Rev. (AMBAC),
$880	5.125%, 7/1/36	Aa3/AA+	$828,555
2,450	5.125%, 7/1/36, (Pre-refunded @ $100, 7/1/11) (c)	Aa3/AA+	2,604,424
720	San Francisco City & Cnty. Redev. Agcy. Rev., Special Tax, 6.125%, 8/1/31	NR/NR	585,389
5,065	San Joaquin Cnty., CP, 5.00%, 9/1/20 (MBIA)	A2/AA	4,814,688
	San Joaquin Hills Transportation Corridor Agcy. Toll Road Rev., Ser. A,
5,000	5.50%, 1/15/28	Ba2/BB−	3,876,800
5,000	5.70%, 1/15/19	Ba2/BB−	4,555,100
230	San Jose, Improvement Board Act 1915, Special Assessment, 5.60%, 9/2/17, Ser. Q	NR/NR	212,476
5,000	San Jose Unified School Dist., Santa Clara Cnty., GO, 5.125%, 8/1/25, Ser. D, (Pre-refunded @ $101, 8/1/10) (FSA) (c)	Aaa/AAA	5,293,500
	San Juan Unified School Dist., GO (FSA),
9,445	zero coupon, 8/1/22	Aaa/AAA	4,334,688
10,895	zero coupon, 8/1/25	Aaa/AAA	4,083,119
6,110	zero coupon, 8/1/26	Aaa/AAA	2,140,944
600	Santa Ana Financing Auth. Rev., 5.60%, 9/1/19	NR/BBB	600,462
1,815	Santa Clara, CP, 5.00%, 2/1/32 (AMBAC)	Aa3/AA	1,669,600
	State, GO,
13,950	5.00%, 6/1/37	A1/A+	12,157,564
8,700	5.00%, 11/1/37, Ser. 2670 (j)	A1/A+	7,725,426
3,300	5.00%, 12/1/37	A1/A+	2,874,003
	Statewide Community Dev. Auth. Rev.,
900	Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	565,515
1,000	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	A2/A	889,060
8,000	Catholic West, CP, 6.50%, 7/1/20, (Pre-refunded @ $101, 7/1/10) (c)	A2/NR	8,612,175
5,320	Gillispie School, 6.625%, 10/1/31	NR/NR	4,253,021
15,250	Henry Mayo Newhall Memorial Hospital, 5.125%, 10/1/30 (CA Mtg. Ins.)	NR/A+	13,396,972
8,000	Internext Group, CP, 5.375%, 4/1/30	NR/BBB	6,069,920
3,000	Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A+	2,690,430
1,000	Kaiser Permanente, 5.25%, 3/1/45, Ser. B	NR/A+	799,040
2,380	St. Marks School, 6.75%, 6/1/28 (a)(b)	NR/NR	2,302,198
4,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/AA-	3,557,520
4,085	Tehiy Day School, 6.625%, 11/1/31	NR/NR	3,201,496
910	Windrush School, 5.50%, 7/1/37	NR/NR	629,820
8,000	Tobacco Securitization Agcy. Rev., Los Angeles Cnty., zero coupon, 6/1/28	Baa3/NR	5,181,600
	Tobacco Securitization Auth. Rev., Ser. A, (Pre-refunded @ $100, 6/1/11) (c),
1,500	5.25%, 6/1/31	Aaa/AAA	1,605,990
9,300	5.375%, 6/1/41	Aaa/AAA	9,985,968

18 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO California Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

$1,650	Town of Apple Valley Rev., CP, 5.375%, 6/1/21 (CA Mtg. Ins.)	NR/A+	$1,696,002
2,000	Turlock, Emanuel Medical Center Rev., CP, 5.50%, 10/15/37, Ser. B	NR/BBB+	1,409,000
	Tustin Unified School Dist., Special Tax,
2,345	5.50%, 9/1/22	NR/NR	1,986,590
2,520	5.60%, 9/1/29	NR/NR	2,032,632
2,000	5.625%, 9/1/32	NR/NR	1,542,760
	Univ. Rev.,
8,000	4.75%, 5/15/35, Ser. 1119 (FSA) (j)	Aaa/AAA	6,607,760
10,000	5.00%, 5/15/36, Ser. A (AMBAC)	Aa1/AA	9,110,500
3,750	West Kern Cnty. Water Dist., CP, 5.625%, 6/1/31, (Pre-refunded @ $101, 6/1/10) (c)	Baa2/NR	3,993,825

	Total California Municipal Bonds & Notes (cost – $346,549,424)		322,051,091

OTHER MUNICIPAL BONDS & NOTES–6.9%
	Illinois–1.5%
	Educational Facs. Auth. Rev., Univ. of Chicago,
240	5.00%, 7/1/33, (Pre-refunded @ $100, 7/1/13) (c)	Aa1/AA	257,036
5,260	5.00%, 7/1/33	Aa1/AA	4,940,665

			5,197,701

	Iowa–1.7%
8,700	Tobacco Settlement Auth. of Iowa Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	6,095,481

	Louisiana–0.4%
1,750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. B	Baa3/BBB	1,268,172

	New Jersey–1.9%
	Tobacco Settlement Financing Corp. Rev.,
1,685	6.00%, 6/1/37, (Pre-refunded @ $100, 6/1/12) (c)	Aaa/AAA	1,844,806
2,210	6.125%, 6/1/42, (Pre-refunded @ $100, 6/1/12) (c)	Aaa/AAA	2,428,856
2,315	6.375%, 6/1/32	Aaa/AAA	2,527,980

			6,801,642

	New York–0.1%
450	New York City Municipal Water Finance Authority Rev., 5.00%, 6/15/37, Ser. 3240 (j)	Aa2/AAA	394,866

	Puerto Rico–0.9%
	Sales Tax Financing Corp. Rev., Ser. A,
19,200	zero coupon, 8/1/47 (AMBAC)	Aa3/AA	1,412,928
24,000	zero coupon, 8/1/54 (AMBAC)	Aa3/AA	1,013,520
21,600	zero coupon, 8/1/56	A1/A+	741,312

			3,167,760

	Rhode Island–0.3%
1,500	Tobacco Settlement Financing Corp. Rev., 6.125%, 6/1/32, Ser. A	Baa3/BBB	1,136,265

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 19

PIMCO California Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	South Carolina–0.1%
$340	Tobacco Settlement Rev. Management Auth. Rev., 6.375%, 5/15/30, Ser. B	Baa3/BBB	$358,251

	Total Other Municipal Bonds & Notes (cost–$30,046,273)		24,420,138

CALIFORNIA VARIABLE RATE NOTES (a)(g)–0.3%
1,670	Sacramento Cnty. Sanitation Dist. Rev., 8.621%, 8/1/13, Ser. 1034 (MBIA) (cost–$1,882,222)	NR/AAA	1,035,818

OTHER VARIABLE RATE NOTES (a)(d)(g)–1.2%
	Illinois–1.2%
6,670	Chicago Water Supply System Rev., 6.338%, 5/1/14, Ser. 1419 (AMBAC) (cost–$7,001,509)	NR/AAA	4,168,016

CALIFORNIA VARIABLE RATE DEMAND NOTES (g)(h)–0.3%
200	Irvine Ranch Water District, CP, 0.59%, 11/7/08	VMIG1/A-1	200,000
900	Orange Cnty. Sanitation Dist., CP, 0.60%, 11/3/08, Ser. B	VMIG1/NR	900,000

	Total California Variable Rate Demand Notes (cost–$1,100,000)		1,100,000

U.S. Treasury Bills (i)–0.8%
3,030	0.17%-0.84%, 11/28/08-12/26/08 (cost–$3,028,751)		3,028,751

	Total Investments (cost–$389,608,179)–100.0%		$355,803,814

20 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO New York Municipal Income Fund Schedule of Investments
October 31, 2008 (unaudited)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

NEW YORK MUNICIPAL BONDS & NOTES–84.9%
$3,265	Albany Industrial Dev. Agcy. Civic Fac. Rev., 5.30%, 4/1/29, Ser. A	Baa3/NR	$2,938,794
1,600	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36	NR/NR	1,146,496
	Liberty Dev. Corp. Rev.,
1,150	5.50%,10/1/37	Aa3/AA−	958,364
11,290	Goldman Sachs Headquarters, 5.25%, 10/1/35 (j)	Aa3/AA−	9,120,175
1,000	Long Island Power Auth. Electric System Rev., 5.375%, 5/1/33, Ser. L, (Pre-refunded @ $100, 5/1/11) (a)(b)(c)	Aaa/AAA	1,068,950
	Metropolitan Transportation Auth. Rev., Ser. A,
6,040	5.00%, 7/1/25 (MBIA-FGIC)	A1/AA	5,847,264
8,150	5.00%, 7/1/30 (AMBAC)	Aa3/AA	7,530,600
1,375	5.125%, 1/1/29	A1/AA−	1,273,112
1,500	Monroe Tobacco Asset Securitization Corp. Rev., 6.375%, 6/1/35, (Pre-refunded @ $101, 6/1/10) (c)	Aaa/AAA	1,612,425
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,277,744
	New York City, GO, Ser. J,
2,595	5.125%, 5/15/29 (MBIA)	Aa3/AA	2,430,659
5	5.25%, 6/1/28	Aa3/AA	4,788
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	693,750
1,820	Vaughn College Aeronautics, 5.25%, 12/1/36, Ser. B	NR/BB+	1,207,807
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
7,605	4.75%, 6/15/31, Ser. A (FGIC)	Aa2/AAA	6,802,672
5,000	5.125%, 6/15/33, Ser. C	Aa2/AAA	4,780,900
5,000	5.25%, 6/15/25, Ser. D	Aa2/AAA	5,016,000
	New York City Transitional Finance Auth. Rev.,
10,345	4.75%, 11/1/23, Ser. B	Aa1/AAA	9,823,095
1,650	4.75%, 11/15/23	Aa1/AAA	1,566,592
	New York Cntys. Tobacco Trust II Rev.,
8,000	5.625%, 6/1/35	Ba1/BBB	6,282,240
13,130	5.75%, 6/1/43	Ba1/BBB	9,971,841
1,000	Niagara Falls Public Water Auth., Water & Sewer System Rev., 5.00%, 7/15/34, Ser. A (MBIA)	A2/AA	887,160
	Port Auth. of New York & New Jersey Rev.,
3,000	5.00%, 9/1/29, Ser. 132	Aa3/AA−	2,894,430
4,300	5.00%, 9/1/38, Ser. 132	Aa3/AA−	3,950,969
4,515	Sachem Central School Dist. of Holbrook, GO, 5.00%, 10/15/30, Ser. B (MBIA)	A2/AA+	4,864,596
	State Dormitory Auth. Rev., Augustana Lutheran Home for the Aged, Inc. (MBIA-FHA),
95	5.40%, 2/1/31	A2/AA	91,772

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 21

PIMCO New York Municipal Income Fund Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

$1,435	5.50%, 2/1/41	A2/AA	$1,362,389
1,500	Hospital Center, 5.00%, 7/1/26, Ser. A	Ba2/BB	1,091,685
3,850	Lenox Hill Hospital, 5.50%, 7/1/30	Ba1/NR	2,860,357
1,825	Mount Sinai Health, 6.50%, 7/1/25, Ser. A	A3/NR	1,632,535
7,000	NY & Presbyterian Hospital, 4.75%, 8/1/27, (AMBAC-FHA)	Aa3/AA	6,633,200
445	NY Univ., 5.50%, 7/1/21, Ser. 2 (AMBAC)	Aa3/AA	453,428
2,900	Orange Regional Medical Center, 6.25%, 12/1/37	Ba1/NR	2,305,964
4,000	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1	Aa2/AA	3,357,840
1,275	Winthrop Univ. Hospital Assoc., 5.25%, 7/1/31, Ser. A (AMBAC)	Aa3/AA	1,224,332
475	State Urban Dev. Corp. Rev., Correctional Facs.,
	4.75%, 1/1/28, Ser. B, (Pre-refunded @ $101, 1/1/09) (AMBAC) (c)	Aa3/AA	482,116
	Triborough Bridge & Tunnel Auth. Rev., Ser. A,
1,500	5.00%, 1/1/27	Aa2/AA−	1,464,915
755	5.00%, 1/1/32	Aa2/AA−	718,179
1,225	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	NR/NR	900,216
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev. Glens Falls Hospital, 5.00%, 12/1/27, Ser. C (FSA)	Aaa/AAA	2,937,726

	Total New York Municipal Bonds & Notes (cost–$133,927,864)		121,468,077

OTHER MUNICIPAL BONDS & NOTES–7.5%
	California–0.9%
2,000	Tobacco Securitization Agcy. Rev.,
	Los Angeles Cnty., zero coupon, 6/1/28	Baa3/NR	1,295,400

	Louisiana–0.4%
750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	543,503

	Nevada–3.1%
5,500	Truckee Meadows Water Auth. Rev., 4.75%, 7/1/31, Ser. A (MBIA)	A1/AA	4,496,965

	Puerto Rico–3.1%
3,100	Aqueduct & Sewer Auth. Rev., 6.00%, 7/1/38, Ser. A	Baa3/BBB−	2,840,220
1,500	Commonwealth Highway & Transportation Auth. Rev.,
	5.25%, 7/1/38, Ser. D, (Pre-refunded @ $100, 7/1/12) (c)	Baa3/AAA	1,582,935

			4,423,155

	Total Other Municipal Bonds & Notes (cost–$12,543,205)		10,759,023

22 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO New York Municipal Income Fund Schedule of Investments
October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

OTHER VARIABLE RATE NOTES (g)–2.4%
	Puerto Rico–2.4%
$2,500	Commonwealth of Puerto Rico, GO, 5.211%, 7/1/19, Ser. A	Aaa/AAA	$2,108,725
1,300	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A	Ba1/BBB−	1,305,187

	Total Other Variable Rate Notes (cost–$3,453,569)		3,413,912

NEW YORK VARIABLE RATE DEMAND NOTES (g)(h)–3.8%
1,700	Long Island Power Auth. Electric System Rev., 1.40%, 11/3/08, Ser. 3A	VMIG1/A-1+	1,700,000
3,600	New York City Transitional Finance Auth. Rev., 0.75%, 11/3/08, Ser. C	VMIG1/A-1+	3,600,000
100	State Dormitory Auth. Rev., Cornell Univ., 1.15%, 11/3/08, Ser. C	VMIG1/A-1+	100,000

	Total New York Variable Rate Demand Notes (cost–$5,400,000)		5,400,000

U.S. Treasury Bills (i)–1.4%
2,000	0.10%-0.84%, 11/26/08-12/26/08 (cost–$1,999,165)		1,999,165

	Total Investments (cost–$157,323,803)–100.0%		$143,040,177

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 23

PIMCO Municipal Income Funds Schedules of Investments
October 31, 2008

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $16,903,333, representing 3.65% of total investments in Municipal Income; securities with an aggregate value of $7,506,032, representing 2.11% of total investments in California Municipal Income; securities with an aggregate value of $1,068,950, representing 0.75% of total investments in New York Municipal Income.
(b)	Illiquid security.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(d)	144A Security – Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Security in default.

(f)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on October 31, 2008.

(g)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2008.
(h)	Maturity date shown is date of next put.

(i)	All or partial amount segregated as collateral for swaps.
(j)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

Glossary:
ACA – insured by American Capital Access Holding Ltd.
AMBAC – insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. – insured by California Mortgage Insurance
CA St. Mtg. – insured by California State Mortgage
CP – Certificates of Participation
FGIC – insured by Financial Guaranty Insurance Co.
FHA – insured by Federal Housing Administration
FSA – insured by Financial Security Assurance, Inc.
GO – General Obligation Bond
GTD – Guaranteed
MBIA – insured by Municipal Bond Investors Assurance
NR – Not Rated
PSF – Public School Fund
Radian – insured by Radian Guaranty, Inc.
XLCA – insured by XL Capital Assurance

24 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08   See accompanying Notes to Financial Statements

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PIMCO Municipal Income Funds Statements of Assets and Liabilities
October 31, 2008 (unaudited)

		California	New York
	Municipal	Municipal	Municipal
Assets:
Investments, at value (cost – $527,565,224, $389,608,179 and $157,323,803, respectively)	$462,813,518	$355,803,814	$143,040,177

Cash	1,117,992	797,804	—

Interest receivable	10,449,760	6,233,290	2,582,862

Premium for swaps purchased	396,281	195,026	162,573

Unrealized appreciation on swaps	257,908	124,178	106,984

Receivable for investments sold	131,230	3,635,754	—

Prepaid expenses and other assets	99,990	798,665	802,242

Total Assets	475,266,679	367,588,531	146,694,838

Liabilities:
Payable for floating rate notes	20,769,928	15,100,000	5,645,000

Unrealized depreciation on swaps	3,649,094	1,764,348	1,510,465

Dividends payable to common and preferred shareholders	2,072,126	1,447,603	446,503

Investment management fees payable	230,872	177,038	69,113

Interest payable	180,293	240,121	34,114

Payable to custodian for cash overdraft	—	—	1,440,148

Accrued expenses and other payables	247,236	242,323	65,518

Total Liabilities	27,149,549	18,971,433	9,210,861

Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 8,000, 6,000 and 2,520 shares issued and outstanding, respectively)	200,000,000	150,000,000	63,000,000

Net Assets Applicable to Common Shareholders	$248,117,130	$198,617,098	$74,483,977

Composition of Net Assets Applicable to Common Shareholders:
Common Stock (no par value):
Paid-in-capital	$353,417,689	$257,897,824	$106,472,883

Dividends in excess of net investment income	(3,172,419)	(2,336,926)	(901,748)

Accumulated net realized loss on investments	(33,992,050)	(21,131,931)	(13,981,211)

Net unrealized depreciation of investments and swaps	(68,136,090)	(35,811,869)	(17,105,947)

Net Assets Applicable to Common Shareholders	$248,117,130	$198,617,098	$74,483,977

Common Shares Outstanding	24,846,370	18,151,615	7,552,868

Net Asset Value Per Common Share	$9.99	$10.94	$9.86

26 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Operations
Six Months ended October 31, 2008 (unaudited)

		California	New York
	Municipal	Municipal	Municipal
Investment Income:
Interest	$16,045,223	$11,240,951	$4,139,454

Expenses:
Investment management fees	1,654,039	1,258,864	501,624

Interest expense	380,342	396,099	103,954

Auction agent fees and commissions	265,983	198,057	83,450

Custodian and accounting agent fees	149,788	75,894	64,303

Trustees’ fees and expenses	29,500	26,059	15,714

Shareholder communications	24,799	32,830	31,304

Audit and tax services	16,889	25,268	17,480

Transfer agent fees	15,058	15,257	15,456

Legal fees	14,700	14,196	14,378

New York Stock Exchange listing fees	13,246	13,116	13,035

Insurance expense	2,630	2,014	1,007

Miscellaneous	3,444	3,042	2,538

Total expenses	2,570,418	2,060,696	864,243

Less: investment management fees waived	(170,773)	(129,942)	(51,854)

custody credits earned on cash balances	(30,509)	(8,203)	(9,073)

Net expenses	2,369,136	1,922,551	803,316

Net Investment Income	13,676,087	9,318,400	3,336,138

Realized and Change In Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,239,424	1,407,195	1,949,997

Futures contracts	(909,679)	(309,817)	(383,178)

Options written	225,465	169,915	66,986

Net change in unrealized appreciation/depreciation of:
Investments	(68,457,597)	(46,024,015)	(21,001,944)

Futures contracts	(309,320)	(277,937)	(158,766)

Options written	(152,152)	(114,665)	(45,205)

Swaps	(3,391,186)	(1,640,170)	(1,403,481)

Net realized and change in unrealized loss on investments, futures contracts, options written and swaps	(71,755,045)	(46,789,494)	(20,975,591)

Net Decrease in Net Assets Resulting from Investment Operations	(58,078,958)	(37,471,094)	(17,639,453)

Dividends on Preferred Shares from Net Investment Income	(3,857,516)	(2,888,939)	(1,220,907)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(61,936,474)	$(40,360,033)	$(18,860,360)

See accompanying Notes to Financial Statements   10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 27

PIMCO Municipal Income Funds Statements of Changes in Net Assets
                             Applicable to Common Shareholders

	Municipal
	Six Months
	ended October 31, 2008	Year ended
	(unaudited)	April 30, 2008
Investment Operations:
Net investment income	$13,676,087	$27,581,652

Net realized gain (loss) on investments, futures contracts, options written and swaps	555,210	(5,514,686)

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written and swaps	(72,310,255)	(37,830,459)

Net decrease in net assets resulting from investment operations	(58,078,958)	(15,763,493)

Dividends on Preferred Shares from Net Investment Income	(3,857,516)	(7,111,992)

Net decrease in net assets applicable to common shareholders resulting from investment operations	(61,936,474)	(22,875,485)

Dividends on Common Shareholders from Net Investment Income	(12,100,664)	(24,103,636)

Capital Share Transactions:
Reinvestment of dividends	886,337	2,263,389

Total decrease in net assets applicable to common shareholders	(73,150,801)	(44,715,732)

Net Assets Applicable to Common Shareholders:
Beginning of period	321,267,931	365,983,663

End of period (including dividends in excess of net investment income of $(3,172,419) and $(890,326); $(2,336,926) and $(390,187); $(901,748) and $(436,049); respectively)	$248,117,130	$321,267,931

Common Shares Issued in Reinvestment of Dividends	59,051	148,191

28 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Changes in Net Assets
                             Applicable to Common Shareholders (continued)

California Municipal		New York Municipal
Six Months ended		Six Months ended
October 31, 2008	Year ended	October 31, 2008	Year ended
(unaudited)	April 30, 2008	(unaudited)	April 30, 2008
$9,318,400	$19,381,280	$3,336,138	$7,275,242

1,267,293	221,523	1,633,805	24,717

(48,056,787)	(19,890,355)	(22,609,396)	(7,691,572)

(37,471,094)	(287,552)	(17,639,453)	(391,613)

(2,888,939)	(5,026,208)	(1,220,907)	(2,245,279)

(40,360,033)	(5,313,760)	(18,860,360)	(2,636,892)

(8,376,200)	(16,681,528)	(2,580,930)	(5,143,675)

740,368	1,547,398	234,367	436,455

(47,995,865)	(20,447,890)	(21,206,923)	(7,344,112)

246,612,963	267,060,853	95,690,900	103,035,012

$198,617,098	$246,612,963	$74,483,977	$95,690,900

50,704	102,530	18,695	33,359

See accompanying Notes to Financial Statements   10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 29

PIMCO Municipal Income Funds Notes to Financial Statements
October 31, 2008 (unaudited)

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund (“Municipal”), PIMCO California Municipal Income Fund (“California Municipal”) and PIMCO New York Municipal Income Fund (“New York Municipal”), collectively referred to as the “Funds” or “PIMCO Municipal Income Funds”, were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of no par value common stock authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at October 31, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Management is currently evaluating the impact of this new requirement.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

30 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Funds Notes to Financial Statements
October 31, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Portfolio securities and other financial instruments, for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Funds’ net asset value is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurement
Effective May 1, 2008, the Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the six months ended October 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Funds’ investments carried at value:

Municipal Income:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	462,813,518	(3,391,186)
Level 3 – Significant Unobservable Inputs	—	—

Total	$462,813,518	$(3,391,186)

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 31

PIMCO Municipal Income Funds Notes to Financial Statements
October 31, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

California Municipal:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	355,803,814	(1,640,170)
Level 3 – Significant Unobservable Inputs	—	—

Total	$355,803,814	$(1,640,170)

New York Municipal:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	143,040,177	(1,403,481)
Level 3 – Significant Unobservable Inputs	—	—

Total	$143,040,177	$(1,403,481)

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(e) Dividends and Distributions — Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Option Transactions
The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are

32 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Funds Notes to Financial Statements
October 31, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value.

(g) Futures Contracts
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(h) Interest Rate Swaps
The Funds may enter into interest rate swap contracts (“swaps”) for investment purposes, to manage their interest rate risk or to add leverage.

Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Funds are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)
The Funds invest in RIBs and RITEs, (“Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In these transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (“FASB Statement No. 140”), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 33

PIMCO Municipal Income Funds Notes to Financial Statements
October 31, 2008 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which is not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage. The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

(j) Custody Credits on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

(k) Interest Expense
Interest expense relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

2. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.10% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through June 30, 2008. On July 1, 2008, the contractual fee waiver was reduced to 0.05% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding through June 30, 2009. For the six months ended October 31, 2008, each Fund paid investment management fees at an annualized effective rate of 0.54% of each Fund’s average daily net assets inclusive of net assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage each Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all investment decisions for the Funds. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities
Purchases and sales of investments, other than short-term securities and U.S. government obligations for the six months ended October 31, 2008, were:

		California	New York
	Municipal	Municipal	Municipal

Purchases	$112,427,556	$9,937,948	$11,416,540
Sales	99,747,055	19,194,536	11,624,495

34 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Funds Notes to Financial Statements
October 31, 2008 (unaudited)

3. Investments in Securities (continued)

(a) Transactions in options written for the six months ended October 31, 2008:

	Contracts	Premiums

Municipal Income:
Options outstanding, April 30, 2008	276	$225,464
Options expired	(276)	(225,464)

Options outstanding, October 31, 2008	—	$—

California Municipal:
Options outstanding, April 30, 2008	208	$169,915
Options expired	(208)	(169,915)

Options outstanding, October 31, 2008	—	$—

New York Municipal:
Options outstanding, April 30, 2008	82	$66,986
Options expired	(82)	(66,986)

Options outstanding, October 31, 2008	—	$—

(b) Interest rate swap agreements outstanding at October 31, 2008:

			Rate Type
	Notional		Payments	Payments	Unrealized
	Amount	Termination	Made by	Received by	Appreciation
Swap Counterparty	(000)	Date	Fund	Fund	(Depreciation)

Municipal:
Morgan Stanley	41,500	12/18/33	5.00%	3-Month USD-LIBOR	$(2,663,020)
Royal Bank of Scotland	27,000	12/17/23	5.00%	3-Month USD-LIBOR	257,908
Royal Bank of Scotland	16,000	12/18/33	5.00%	3-Month USD-LIBOR	(986,074)

					$(3,391,186)

California Municipal:
Morgan Stanley	20,100	12/18/33	5.00%	3-Month USD-LIBOR	$(1,289,800)
Royal Bank of Scotland	13,000	12/17/23	5.00%	3-Month USD-LIBOR	124,178
Royal Bank of Scotland	7,700	12/18/33	5.00%	3-Month USD-LIBOR	(474,548)

					$(1,640,170)

New York Municipal:
Morgan Stanley	17,200	12/18/33	5.00%	3-Month USD-LIBOR	$(1,103,709)
Royal Bank of Scotland	11,200	12/17/23	5.00%	3-Month USD-LIBOR	106,984
Royal Bank of Scotland	6,600	12/18/33	5.00%	3-Month USD-LIBOR	(406,756)

					$(1,403,481)

LIBOR – London Inter-Bank Offered Rate

Municipal, California Municipal and New York Municipal received $200,000, $100,000 and $100,000, respectively, in U.S. Treasury Bills as collateral for swap contracts.

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 35

PIMCO Municipal Income Funds Notes to Financial Statements
October 31, 2008 (unaudited)

4. Income Tax Information
The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008 were:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Depreciation

Municipal	$508,009,967	$7,223,099	$73,242,719	$(66,019,620)
California Municipal	376,486,979	10,196,699	45,389,385	(35,192,686)
New York Municipal	153,233,213	896,220	15,950,572	(15,054,352)

5. Auction Preferred Shares
Municipal has issued 1,600 shares of Preferred Shares Series A, 1,600 shares of Preferred Shares Series B, 1,600 shares of Preferred Shares Series C, 1,600 shares of Preferred Shares Series D and 1,600 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal has issued 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal has issued 2,520 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended October 31, 2008, the annualized dividend rates ranged from:

	High	Low	At October 31, 2008

Municipal:
Series A	11.347%	2.448%	3.475%
Series B	12.565%	2.536%	3.088%
Series C	12.261%	2.481%	2.989%
Series D	11.728%	2.459%	3.000%
Series E	10.205%	2.483%	3.306%
California Municipal:
Series A	11.347%	2.448%	3.475%
Series B	12.261%	2.481%	2.989%
Series C	10.205%	2.483%	3.306%
New York Municipal:
Series A	12.565%	2.536%	3.088%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

Preferred shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction

36 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Funds Notes to Financial Statements
October 31, 2008 (unaudited)

5. Auction Preferred Shares (continued)

failures have affected the liquidity for ARPS, they do not constitute a default or alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” as the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

6. Subsequent Common Dividend Declarations
On November 3, 2008, the following dividends were declared to common shareholders payable December 1, 2008 to shareholders of record on November 13, 2008:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

On December 1, 2008 the following dividends were declared to common shareholders payable December 31, 2008 to shareholders of record on December 11, 2008:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share

See Subsequent Event — New York Municipal Postponement of Payment and Declaration of Common Share Dividend.

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Adviser and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 37

PIMCO Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each period:

	Six Months
	ended
	October 31, 2008	Year ended April 30,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.96	$14.85	$14.54	$14.84	$14.11	$14.03

Investment Operations:
Net investment income	0.56	1.12	1.07	1.10	1.15	1.16

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(2.88)	(1.74)	0.50	(0.21)	0.68	(0.03)

Total from investment operations	(2.32)	(0.62)	1.57	0.89	1.83	1.13

Dividends on Preferred Shares from Net Investment Income	(0.16)	(0.29)	(0.28)	(0.21)	(0.12)	(0.07)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.48)	(0.91)	1.29	0.68	1.71	1.06

Dividends to Common Shareholders from Net Investment Income	(0.49)	(0.98)	(0.98)	(0.98)	(0.98)	(0.98)

Net asset value, end of period	$9.99	$12.96	$14.85	$14.54	$14.84	$14.11

Market price, end of period	$11.70	$16.46	$18.00	$16.22	$14.64	$13.55

Total Investment Return (1)	(26.43)%	(2.47)%	17.77%	18.13%	15.68%	2.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$248,117	$321,268	$365,984	$355,877	$360,699	$341,784

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.56%#	1.51%	1.32%	1.18%	1.06%	1.04%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.31%#	1.20%	1.00%	0.98%	0.97%	0.98%

Ratio of net investment income to average net assets (2)(5)	8.90%#	8.07%	7.23%	7.41%	7.97%	8.22%

Preferred shares asset coverage per share	$56,006	$65,143	$70,727	$69,462	$70,077	$67,719

Portfolio turnover	20%	32%	6%	13%	11%	16%

#	Annualized.
(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(j) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.11%, 0.17%, 0.24%, 0.32%, 0.31% and 0.32% for the six months ended October 31, 2008, and for the years ended April 30, 2008, April 30, 2007, April 30, 2006, April 30, 2005 and April 30, 2004, respectively.

38 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08   See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each period:

	Six Months
	ended
	October 31, 2008	Year ended April 30,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.62	$14.84	$14.48	$14.60	$13.92	$14.17

Investment Operations:
Net investment income	0.51	1.07	1.10	1.05	1.07	1.05

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(2.57)	(1.09)	0.44	(0.05)	0.64	(0.31)

Total from investment operations	(2.06)	(0.02)	1.54	1.00	1.71	0.74

Dividends on Preferred Shares from Net Investment Income	(0.16)	(0.28)	(0.26)	(0.20)	(0.11)	(0.07)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.22)	(0.30)	1.28	0.80	1.60	0.67

Dividends to Common Shareholders from Net Investment Income	(0.46)	(0.92)	(0.92)	(0.92)	(0.92)	(0.92)

Net asset value, end of period	$10.94	$13.62	$14.84	$14.48	$14.60	$13.92

Market price, end of period	$11.21	$15.83	$17.70	$15.87	$14.20	$13.19

Total Investment Return (1)	(26.78)%	(4.88)%	18.20%	18.93%	15.05%	(0.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$198,617	$246,613	$267,061	$259,127	$259,978	$247,857

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.64%#	1.41%	1.26%	1.08%	1.00%	1.03%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.30%#	1.15%	1.05%	0.99%	1.00%	1.01%

Ratio of net investment income to average net assets (2)(5)	7.89%#	7.57%	7.48%	7.19%	7.56%	7.53%

Preferred shares asset coverage per share	$58,092	$66,086	$69,491	$68,164	$68,319	$66,306

Portfolio turnover	3%	14%	4%	8%	5%	25%

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(j) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.11%, 0.17%, 0.25%, 0.32%, 0.31% and 0.32% for the six months ended October 31, 2008, and for the years ended April 30, 2008, April 30, 2007, April 30, 2006, April 30, 2005 and April 30, 2004, respectively.

See accompanying Notes to Financial Statements   10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 39

PIMCO New York Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each period:

	Six Months
	ended
	October 31, 2008	Year ended April 30,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.70	$13.74	$13.47	$13.83	$13.44	$13.49

Investment Operations:
Net investment income	0.44	0.97	0.97	0.98	1.01	1.00

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(2.78)	(1.03)	0.37	(0.23)	0.40	(0.08)

Total from investment operations	(2.34)	(0.06)	1.34	0.75	1.41	0.92

Dividends on Preferred Shares from Net Investment Income	(0.16)	(0.30)	(0.28)	(0.22)	(0.12)	(0.07)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.50)	(0.36)	1.06	0.53	1.29	0.85

Dividends to Common Shareholders from Net Investment Income	(0.34)	(0.68)	(0.79)	(0.89)	(0.90)	(0.90)

Net asset value, end of period	$9.86	$12.70	$13.74	$13.47	$13.83	$13.44

Market price, end of period	$10.16	$13.06	$15.02	$14.56	$13.90	$12.70

Total Investment Return (1)	(19.88)%	(8.31)%	8.89%	11.45%	17.04%	0.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$74,484	$95,691	$103,035	$100,367	$102,112	$98,922

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.79%#	2.00%	1.94%	1.57%	1.44%	1.27%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.56%#	1.32%	1.23%	1.09%	1.12%	1.10%

Ratio of net investment income to average net assets (2)(5)	7.35%#	7.41%	7.06%	7.04%	7.48%	7.41%

Preferred shares asset coverage per share	$54,550	$62,969	$65,863	$64,809	$65,509	$64,251

Portfolio turnover	8%	14%	2%	15%	6%	39%

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(j) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.12%, 0.18%, 0.26%, 0.33%, 0.33% and 0.33% for the six months ended October 31, 2008, and for the years ended April 30, 2008, April 30, 2007, April 30, 2006, April 30, 2005, April 30, 2004, respectively.

40 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds	Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Funds’ Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 10-11, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2008.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Funds for the twelve months ended March 31, 2008, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations (described below), although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Advisers’ abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as

   10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 41

PIMCO Municipal Income Funds	Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to the their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

Municipal:

The Trustees noted that Municipal Income Fund had outperformed its peer group’s low returns but had underperformed its peer group’s median and high returns for the one-year and three-year periods ended March 31, 2008 and had outperformed its peer group’s low and median returns but had underperformed its peer group’s high returns for the five-year period ended March 31, 2008. The Trustees also noted that Municipal Income Fund’s expense ratio (after taking into account waivers) was below the median and the high for its peer group but above the low for its peer group.

California Municipal:

The Trustees noted that California Municipal Income Fund had outperformed its peer group’s low returns but had underperformed its peer group’s median and high return for the one-year period ended March 31, 2008. The Trustees noted that California Municipal Income Fund had outperformed its peer group’s median and low returns but had underperformed its peer group’s high return for the three-year and five-year periods ended March 31, 2008. The Trustees also noted that California Municipal Income Fund’s expense ratio (after taking into account waivers) was below the median and the high for its peer group but above the low for its peer group.

New York Municipal:

The Trustees noted that New York Municipal Income Fund had outperformed its peer group’s low returns but had underperformed its peer group’s median and high returns for the one-year, three-year and five-year periods ended March 31, 2008. The Trustees also noted that New York Municipal Income Fund’s expense ratio (after taking into account waivers) was below the high for its peer group but above the median and the low for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability was not excessive.

42 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

PIMCO Municipal Income Funds	Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

   10.31.08   PIMCO Municipal Income Funds Semi-Annual Report 43

PIMCO Municipal Income Funds	Board of Trustees Information/ Subsequent Events/Proxy Voting Policies & Procedures (unaudited)

Board of Trustees Information

Mr. John J. Dalessandro served as a trustee of the Funds until his death on September 14, 2008.

Subsequent Event — New York Municipal Postponement of Payment and Declaration of Common Share Dividend

On December 1, 2008, New York Municipal announced that due to recent market conditions and requirements under the Funds’ By laws and the Investment Company Act of 1940, as amended (the “1940 Act”) it has postponed the payment of the previously declared (November 3, 2008) dividend on the Fund’s common shares scheduled for payment on December 1, 2008 and the declaration of the next dividend on the Fund’s common shares, which would have been paid on December 31, 2008.

The declared dividend ($0.057 per common share) payable on December 1, 2008 to shareholders of record on November 13, 2008, with an ex-dividend date of November 10, 2008, was not paid on December 1, 2008.

In accordance with the 1940 Act and the Fund’s By-laws, the Fund is not permitted to pay or declare common share dividends unless the Fund’s auction rate preferred shares (“ARPS”) have a minimum asset coverage of 200% (“200% Level”) after payment of the common share dividend or declaration of the common share dividend. Due to continued severe market dislocations and recent further erosions in the municipal market, the value of the Fund’s portfolio securities has declined, which has caused the Fund’s asset coverage ratio to fall below the 200% Level.

As was announced in a press release dated December 1, 2008, the Fund intends to resume paying and declaring dividends as soon as possible. The Fund may consider other options to resume paying and declaring dividends in the future, which may include redemption of a portion of the Fund’s ARPS. An announcement regarding actual dividend payment and declaration dates will be made at a future date.

Subsequent Event — Partial Redemption of Auction Rate Preferred Shares (“ARPS”)

On December 18, 2008, New York Municipal announced that it will redeem, at par $16 million of its ARPS on January 6, 2009.

The decision to redeem a portion of the Fund’s ARPS was made by the Fund’s Board of Trustees at the recommendation of the Investment Manager and Sub-Adviser and is intended to increase asset coverage of the Fund’s ARPS above the 200% Level (subject to future market conditions), permitting the Fund to pay the previously declared common share dividend originally scheduled to be paid in December 2008 and declare future common share dividends for announcement regarding actual dividend payment and declarations dates will be made at a future date.

New York Municipal will redeem, the $16,000,000 of its outstanding ARPS at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

44 PIMCO Municipal Income Funds Semi-Annual Report   10.31.08

Trustees and Principal Officers

Hans W. Kertess
  Trustee, Chairman of the Board of Trustees
Paul Belica
  Trustee
Robert E. Connor
  Trustee
John C. Maney
  Trustee
William B. Ogden, IV
  Trustee
R. Peter Sullivan III
  Trustee
Diana L. Taylor
Trustee	Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
William V. Healey
  Assistant Secretary
Richard H. Kirk
  Assistant Secretary
Kathleen A. Chapman
  Assistant Secretary
Lagan Srivastava
Assistant Secretary
Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination of an independent registered accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On December 26, 2007, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS
     Not required in this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
     Not required in this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
     Not required in this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
     Not required in this filing.
ITEM 6. SCHEDULE OF INVESTMENTS
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not required in this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)(1)
     As of January 9, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):
John S. Cummings
Mr. Cummings has been the portfolio manager for the Fund since December 11, 2008. Mr. Cummings is an executive vice president and a municipal bond portfolio manager of PIMCO in the Newport Beach office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 20 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.
(a)(2)
     The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of December 31, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment
		Companies		Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
John S. Cummings	PMF	19	4,710.00	4	677.58	52	2,905.83
	PCQ	19	4,792.00	4	677.58	52	2,905.83
	PNF	19	4,988.51	4	677.58	52	2,905.83
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)
     As of October 31, 2008, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:
     PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
(a)(4)
     The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 12/31/08.
PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
John S. Cummings	None
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
                  None
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasures, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO California Municipal Income Fund

By	/s/ Brian S. Shlissel President and Chief Executive Officer

Date January 9, 2009

By	/s/ Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Date January 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel President and Chief Executive Officer
Date January 9, 2009

By	/s/ Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Date January 9, 2009